Exhibit 8.1

Xinyuan Real Estate Co., Ltd.

List of Subsidiaries as of April 1, 2019*

Company Name	Jurisdiction of Incorporation

Xinyuan International Property Investment Co., Ltd.	Cayman Islands
Xinyuan International (HK) Property Investment Co., Limited	Hong Kong
XIN Development Group International Inc.	United States
Xinyuan Real Estate, Ltd.	Cayman Islands
South Glory International Ltd.	Hong Kong
Victory Good Development Ltd.	Hong Kong
Elite Quest Holdings Ltd.	Hong Kong
XIN Irvine, LLC	United States
Vista Sierra, LLC	United States
XIN Development Management East, LLC	United States
XIN NY Holding, LLC	United States
421 Kent Development, LLC	United States
Xinyuan Sailing Co., Ltd.	Hong Kong
AWAN Plasma Sdn Bhd	Malaysia
XIN Eco Marine Group Properties Sdn Bhd	Malaysia
Xinyuan Internet Finance Co., Ltd.	Cayman Islands
New Dawn International Ltd.	Cayman Islands
New Legend International Ltd. (Transferred on June 28, 2018)	Cayman Islands
New Point International Ltd.	Cayman Islands
New Grace International Ltd.	Cayman Islands
Genesis Ocean Investments Ltd.	Hong Kong
Honest View Development Ltd. (Transferred on June 28, 2018)	Hong Kong
Honour Triumph Enterprises Ltd.	Hong Kong
Well Poly Holdings Ltd.	Hong Kong
Zhengzhou Yasheng Construction Material Co., Ltd.	China
Zhengzhou Jiasheng Real Estate Co., Ltd.	China
Zhengzhou Yusheng Landscape Design Co., Ltd.	China
Xinyuan (China) Real Estate, Ltd.	China
Henan Xinyuan Real Estate Co., Ltd.	China
Qingdao Xinyuan Xiangrui Real Estate Co., Ltd.	China
Shandong Xinyuan Real Estate Co., Ltd.	China
Xinyuan Technology Service Co., Ltd.	China
Mingyuan Landscape Engineering Co., Ltd.	China
Henan Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Suzhou Xinyuan Real Estate Development Co., Ltd.	China
Anhui Xinyuan Real Estate Co., Ltd.	China

Kunshan Xinyuan Real Estate Co., Ltd.	China
Xinyuan Real Estate (Chengdu) Co., Ltd.	China
Xuzhou Xinyuan Real Estate Co., Ltd.	China
Henan Xinyuan Jiye Real Estate Co., Ltd.	China
Beijing Xinyuan Wanzhong Real Estate Co., Ltd.	China
Beijing Heju Management Consulting Service Co., Ltd.	China
Xinyuan Renju (Beijing) Asset Management Co., Ltd.	China
Beijing Xinyuan Priority Real Estate Consulting Co., Ltd.	China
Henan Xinyuan Priority Commercial Management Co., Ltd.	China
Suzhou Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Jiangsu Jiajing Real Estate Co., Ltd.	China
Beijing XIN Media Co., Ltd.	China
Xingyang Xinyuan Real Estate Co., Ltd.	China
APEC Construction Investment (Beijing) Co., Ltd.	China
Beijing Xinxiang Huicheng Decoration Co., Ltd.	China
Jinan Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Xinrongji (Beijing) Investment Co., Ltd.	China
Sanya Beida Science and Technology Park Industrial Development Co., Ltd.	China
Chengdu Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Zhengzhou Hengsheng Real Estate Co., Ltd.	China
Beijing Xinyuan Xindo Park E-commerce Co., Ltd.	China
Beijing Economy Cooperation Ruifeng Investment Co., Ltd.	China
Tianjin Xinyuan Real Estate Co., Ltd.	China
Xi’an Yinghuai Commerce and Trade Co., Ltd.	China
Changsha Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Shanghai Junxin Real Estate Co., Ltd.	China
Beijing Yinghuai Commerce and Trade Co., Ltd.	China
Beijing Xinhe Investment Development Co., Ltd.	China
Jinan Yinghuai Commerce and Trade Co., Ltd.	China
Henan Yinghuai Commerce and Trade Co., Ltd.	China
Henan Xinyuan Guangsheng Real Estate Co., Ltd.	China
Shanghai Hexinli Property Management Center. (Limited partnership)	China
Henan Xinyuan Real Estate Marketing Co., Ltd.	China
Shandong Xinyuan Renju Real Estate Co., Ltd.	China
Shaanxi Zhongmao Economy Development Co., Ltd.	China
421 Kent Holding Co, Ltd.	United States
Hudson 888 Owner LLC	United States
XIN Manhattan Holding LLC	United States
Hudson 888 Holding LLC	United States
Henan Xinyuan Quansheng Real Estate Co., Ltd.	China
Zhengzhou Shengdao Real Estate Co., Ltd.	China

Henan Xinyuan Shunsheng Real Estate Co., Ltd.	China
Hunan Erli Real Estate Co., Ltd.	China
Ningbo Meishan Bonded Port Xinshoulei Investment Management Co., Limited	China
Xinyuan (China) Technology Research Institute Limited	Hong Kong
XIN Queens Holding LLC	United States
Queens Theatre Holdco LLC	United States
Queens Theatre Owner LLC	United States
Guoxin Future Science & Technology Research (Beijing) Co., Limited	China
Zhengzhou Xinnan Real Estate Co., Ltd.	China
Xinyan Investment Management Co., Limited.	China
Hangzhou Investment Consulting Co., Limited	China
Hunan Yue-Mart Commerce and Trade Co., Ltd.	China
Hunan Xintian Real Estate Co., Ltd.	China
Beijing Xinju Technology Co., Ltd.	China
Zhengzhou Hangmei Technology Development Co., Ltd.	China
Zhengzhou Hangmei Zhengxing Technology Co., Ltd.	China
Xi’an Dingrun Real Estate Co., Ltd.	China
Zhengzhou Kangshengboda Real Estate Co., Ltd.	China
Xinjiang Xinyuan Renju Equity Investment., Ltd.	China
Zhuhai Prince Real Estate Co., Ltd.	China
Henan Renxin Real Estate Co., Ltd.	China
Henan Huanzhou Construction Engineering Co., Ltd	China
Xinchuang Technology Co., Ltd.	China
Hangzhou Huiyuan Investment Management Partnership Enterprise. (Limited partnership)	China
Guangdong Xinyuan Real Estate Co., Ltd.	China
Beijing Juhe Real Estate Brokerage Co., Ltd.	China
Taicang Pengchi Real Estate Co., Limited.	China
Beijing Yuandian Internet Technology Co., Ltd.	China
Khorgos XinYan Enterprise Management Consulting Co., Ltd.	China
Hunan Huaiwei Business Management Co., Ltd.	China
Xinyuan Technology Development Operation Henan Co., Limited.	China
Kunshan Litai Construction Co., Ltd.	China
Suzhou Danhua Construction Co., Ltd.	China
Wuhan Xinyuan Wanzhuo Real Estate Co., Ltd.	China
Puyang Zhongfang Xinyuan Property Management Co., Ltd.	China
Xian Jinbian Shunsheng Real Estate Co., Ltd.	China
Henan Chengzhihang Property Management Co., Ltd.	China
Jinan Xinyuan Quansheng Real Estate Co., Ltd.	China
Beijing Xinyuan Technology Co., Limited.	China
Henan Yanchuang Enterprise Management Consulting Co., Ltd.	China

Xinchuang (Dalian) Healthy Industrial Development Co., Ltd.	China
Zhongyuan Real Estate Co., Ltd.	China
Suzhou Yuxi Real Estate Co., Limited.	China
Suzhou Yefang Real Estate Co., Limited.	China
Xinchuang Sailing (Dalian) Healthy Investment Co., Ltd.	China
Wuhan Yinghexin Real Estate Co., Ltd.	China
Beijing Ruizhuoxiyuan Technology Development Co., Ltd.	China
Henan Kaizhuo Construction Engineering Co., Ltd.	China
Henan Kaijing Landscape Construction Co., Ltd.	China
Henan Jiedong Construction Engineering Co., Ltd.	China
Beijing Ruizhuoxiyi Information Technology Co., Ltd.	China
Qingdao Xinyuan Jinguang Property Development Co., Ltd.	China
Xi'an Yinghehuihuang Business Management Co., Ltd.	China
Qingdao Jianuohua International Healthy Industrial Co., Ltd.	China
Chengdu Xinyuan Commercial Management Co., Ltd.	China
Dalian Xinyi Renju Industrial Co., Ltd.	China
Beijing Xinyuan Huicheng Technology Co., Limited.	China
Shenzhen Huixin Tongrong Commercial Factoring Co., Ltd.	China
Guoxin Future Kechuang (Tianjin) Fund Management Co., Ltd.	China
Henan Kaiyun Construction Design Co., Ltd.	China
Henan Kairen Real Estate Brokerage Co., Ltd.	China
Jiangxi Jingshengheda Construction Material Co., Ltd.	China
Jiangxi Xinkai Renju Management Consulting Service Co. Ltd.	China
Qingdao Keda Real Estate Co., Ltd.	China
Wuhu Xinyansuifeng NO.1 Investment Center (Limited partnership)	China
Chengdu Yinghuai Commercial Management Co., Ltd.	China
Shanyang Yinghuai Commerce and Trade Co., Ltd.	China
Yinghuai (Sanya) Technology Management Co., Ltd	China
Wuhan Xinchuang Financial Technology Development Co., Ltd.	China
Zhuhai Xinyuan Real Estate Co., Ltd.	China
Xi'an Rongshenghongda Construction Engineering Co., Ltd.	China
Beijing Juzhouyun Technology Development Co., Ltd.	China
Beijing Yuzhouyun Technology Development Center (Limited Partnership)	China
Beijing Zhiqi Internet Technology Development Co., Ltd.	China
Sichuan Yingbo Business Management Co., Ltd.	China
Qingdao Yinghuai Qikela Business Management Co., Ltd.	China
Nanjing Huaiyu Business Management Co., Ltd.	China
Henan Huaizhi Business Management Co., Ltd.	China
Henan Huaisheng Business Management Co., Ltd.	China
Beijing Ruihao Rongtong Real Estate Co., Ltd.	China
China Online Finance Research Institute Limited	Hong Kong
Shenzhen Xinchuang Investment Consulting Co., Ltd.	China

Shenzhen Keye Investment Co., Ltd.	China
Shenzhen Xilefu Internet Financial Service Co., Ltd.	China
Shenzhen Xileju Technology Development Co., Ltd.	China
Henan Yueshenghang Property ServiceCo., Ltd.	China
Xinyuan Tianjin Technology Development Co., Limited.	China
Hangzhou Xinyansuifeng Investment Partnership Enterprise (Limited partnership)	China
Henan Xinyuan Education Technology, LLC.	China
Shenzhen Ruizhuoxizhi Technology Development Co., Ltd.	China
Xinyuan Co., Ltd	China
Xinyan Tianjin Investment Management Co., Ltd.	China
Henan Xinyuan Property Service Co., Ltd.	China
Chengdu Guohongteng Industrial Co., Ltd.	China
Chengdu Xinyuan Renju Enterprise Management Co., Ltd.	China
Beijing Zhongtou Xinshoulei Investment Management Center (Limited Partnership)	China
Jinan Renju Construction Material Co., Ltd.**	China
Changsha Xinyuan Qizhi Information Technology Consulting Co., Ltd.**	China
Dalian Xinyi Yaju Real Estate Co., Ltd.**	China
Guangdong Xinchuang Kechuangzhigu Development Co., Ltd.**	China

*The list does not include various new entities created by Xinyuan Real Estate Co., Ltd. that are being held for future ventures.

** Formed in 2019.